                      ASSIGNMENT AND ASSUMPTION OF CONTRACT

         THIS ASSIGNMENT AND ASSUMPTION OF CONTRACT, dated as of the 1st day of August 2003, between Citi Fund Management Inc., a Delaware corporation ("Assignor") and Citigroup Asset Management Ltd., a private Limited Company incorporated in England and Wales ("Assignee").

         WHEREAS Assignor is party to subadvisory agreements, each dated February 14, 2000, by and among Smith Barney Sector Series Inc. on behalf of Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund and Smith Barney Technology Fund, Smith Barney Fund Management LLC and the Assignor (each an "Agreement", collectively the "Agreements") and wishes to assign such Agreements to the Assignee.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confirmed, the parties hereto agree as follows:

         1. Assignment. Assignor does hereby assign to Assignee all rights, interests and benefits of the Assignor under the Agreement.

         2. Assumption. Assignee hereby accepts the foregoing assignment of each such Agreement and assumes and undertakes to discharge, perform and be liable for such obligations of Assignor under the Agreement for the period beginning on the date hereof.

         3. Consents. If the parties the Agreement execute the acknowledgment on the signature page hereto, such acknowledgment shall release Assignor from any and all obligations under the Agreement for the period beginning on the date hereof.

         4. Miscellaneous. This Assignment and Assumption may be executed in separate counterparts, each of which shall be deemed an original and all of which taken together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption as of the date first written above.

CITIGROUP ASSET                                     CITI FUND
MANAGEMENT LIMITED                                  MANAGEMENT INC.


By:/s/                                              By:/s/
   ---------------------------------                   ---------------------------------
Name:                                               Name:
Title:                                              Title:




Acknowledged and Agreed
as of the date hereof:

SMITH BARNEY SECTOR SERIES INC., on behalf of
Smith Barney Financial Services Fund,
Smith Barney Health Science Fund and
Smith Barney Technology Fund

By: /s/
    --------------------------------
Name:
Title:

SMITH BARNEY FUND MANAGEMENT LLC



By: /s/
    --------------------------------
Name:
Title:

                              SUBADVISORY AGREEMENT

                         Smith Barney Sector Series Inc.

                      Smith Barney Financial Services Fund

February 14, 2000

Citibank, N.A.

Dear Sirs:

Smith Barney Sector Series Inc. (the "Company"), a corporation organized under the laws of the State of Maryland on behalf of the Smith Barney Financial Services Fund (the "Fund") and SSB Citi Fund Management LLC (the "Manager"), each confirms its agreement with Citibank, N.A. (the "Sub-Adviser"), as follows:

1. Investment Description; Appointment

The Company desires to employ its capital relating to the Fund by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Directors of the Company (the "Board"). Copies of the Prospectus, the Statement, the Company's Bylaws (the "Bylaws") and any policies or procedures adopted by the Board and in effect from time-to-time related to the Company and the Sub-Adviser (the "Procedures") have been or will be submitted to the Sub-Adviser. The Company agrees promptly to provide copies of all amendments and supplements to the current Prospectus, the Statement, the Bylaws and Procedures to the Sub-Adviser on an on-going basis. Until the Company delivers any such amendment or supplement to the Sub-Adviser, the Sub-Adviser shall be fully protected in relying on the Prospectus, Statement, Bylaws and Procedures as previously furnished to the Sub-Adviser. The Company employs the Manager as the manager to the Portfolio pursuant to the Management Agreement dated February 14, 2000 (the "Management Agreement"), and the Company and the Manager desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Fund. The Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. Services as Sub-Adviser

Subject to the supervision, direction and approval of the Board of the Company and the Manager, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in the view of the Sub-Adviser, sale and reinvestment of the Fund's assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Manager, to: (a) manage the Fund's assets in accordance with the Fund's investment objective(s) and policies as stated in the Prospectus and the Statement; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the Fund.

In addition, (i) the Sub-Adviser shall furnish the Manager daily information concerning portfolio transactions and quarterly and annual reports concerning transactions and performance of the Fund in such form as may be mutually agreed upon, and the Sub-Adviser agrees to review the Fund and discuss the management of it with the Manager and the Board of Directors of the Company.

(ii) Unless the Manager gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested.

(iii) The Sub-Adviser shall maintain and preserve such records related to the Fund's transactions as shall be required under the Investment Company Act of 1940, as amended (the "1940 Act"). The Manager shall maintain and preserve all books and other records not related to the Fund's transactions as required under the 1940 Act and shall timely furnish to Sub-Adviser all information and copies of books and records reasonably requested by Sub-Adviser to comply with any request made in connection with a regulatory inspection. The Sub-Adviser shall timely furnish to the Manager all information relating to the Sub-Adviser's services hereunder reasonably requested by the Manager to keep and preserve the books and records of the Fund. The Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Company and the Sub-Adviser will surrender promptly to the Company copies of any of such records.

(iv) The Sub-Adviser shall maintain compliance procedures for the Fund that it reasonably believes are adequate to ensure the Fund's compliance with (A) the 1940 Act and the rules and regulations promulgated thereunder and (B) the Fund's investment objective(s) and policies as stated in the Prospectus and Statement.

(v) The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Company. The Sub-Adviser has written policies and procedures reasonably designed to prevent the misuse of material, nonpublic information by the Sub-Adviser or any person associated with the Sub-Adviser.

3. Brokerage

In selecting brokers or dealers (including, if permitted by applicable law, Salomon Smith Barney Inc. or any other broker or dealer affiliated with the Manager or the Sub-Adviser) to execute transactions on behalf of the Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. In making purchases or sales of securities or other property for the account of the Fund, the Sub-Adviser may deal with itself or its affiliates, or with the Fund's underwriter or distributor, to the extent such actions are permitted by the 1940 Act.

4. Information Provided to the Company and the Manager

The Sub-Adviser shall keep the Company and the Manager informed of developments materially affecting the Fund's holdings, and shall, on its own initiative, furnish the Company and the Manager from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

5. Compensation

(i) In consideration of the services rendered pursuant to this Agreement, the Manager will pay the Sub-Adviser an annual fee calculated at the rate of 0.50% of the Fund's average daily net assets; the fee is calculated daily and paid monthly. The Sub-Adviser shall have no right to obtain compensation directly from the Company for services provided hereunder and agrees to look solely to the Manager for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

(ii) The Sub-Adviser agrees that, to the extent that the fee that is payable to the Manager by the Fund is reduced by action of the Board, the fee payable to the Sub-Adviser shall be reduced pro rata. Additionally, to the extent that any part of the fee that is payable to the Manager is waived by the Manager, the Sub-Adviser agrees to waive its fees proportionately. The Manager agrees to consult with the Sub-Adviser prior to making a decision as to whether to waive its fees.

6. Expenses

The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Fund or the Company) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; fees for any pricing services; the costs of regulatory compliance; and pro rata costs associated with maintaining the Company's legal existence and shareholder relations. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Manager under the Management Agreement are borne by the Fund or the Company.

7. Standard of Care

The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services listed in paragraphs 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates as well as in connection with the performance of its obligations under this Agreement, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager, the Company or to the shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

8. Term and Amendments of Agreement

This Agreement shall become effective February 14, 2000 (the "Effective Date") and shall continue for an initial two-year term. This Agreement shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of the Company or by vote of holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Fund, or upon 60 days' written notice by the Sub-Adviser except as otherwise agreed by the Manager and the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder). This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (except for any amendment as may be effected in the absence of such approval without violating the 1940 Act).

9. Services to Other Companies or Accounts

The Company understands that the Sub-Adviser now acts, and may act in the future, unless otherwise agreed to by the parties, as investment manager, adviser, or sub-adviser to other investment companies and/or managed accounts, including offshore entities. Sub-Adviser agrees that whenever the Portfolio and one or more other accounts managed or advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a process designed by the Sub-Adviser to provide equitable treatment to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Company understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service.

10. Representations

The Company and Fund represent that (i) a copy of the Company's Articles of Incorporation, dated July 16, 1986 together with all amendments thereto, is on file with the Secretary of the State of Maryland, (ii) the appointment of the Manager has been duly authorized, (iii) the appointment of the Sub-Adviser has been duly authorized, and (iv) they have acted, and will continue to act, in conformity with the 1940 Act and other applicable laws.

The Sub-Adviser represents that it is authorized to perform the services described herein.

Each of the parties hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action.

11. Materials

The Manager shall not publish or distribute or allow the Company or the Fund to publish or distribute any information, including but not limited to registration statements, advertising or promotional materials, specifically describing the Sub-Adviser, without prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld or delayed. If the Sub-Adviser has not notified the Manager of its disapproval of sample materials within three (3) business days after its receipt thereof, such materials shall be deemed approved. Materials substantially similar to materials approved on an earlier occasion shall also be deemed approved.

12. Governing Law

 This Agreement shall be governed by the internal laws of the State of Maryland, without regard to the conflict of law principles thereof; provided, however, that to the extent that anything herein is inconsistent with the 1940 Act, the 1940 Act shall control.

13. Notice

Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Company at:

Smith Barney Sector Series Inc.
388 Greenwich Street
22nd Floor
New York, NY 10013
Attention: Heath B. McLendon

To the Manager at:

SSB Citi Fund Management LLC
388 Greenwich Street
22nd Floor
New York, NY 10013
Attention: Heath B. McLendon

To the Sub-Adviser at:

Citibank, N.A.
Attention: Lawrence P. Keblusek
100 First Stamford Place
Stamford, CT 06902

14. Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

Very truly yours:

SSB CITI FUND MANAGEMENT LLC.


_____________________________
By:

SMITH BARNEY SECTOR SERIES INC.
On behalf of the
Smith Barney Financial Services Fund

_____________________________
By:

Accepted:

CITIBANK, N.A.

______________________________
By:

                              SUBADVISORY AGREEMENT

                         Smith Barney Sector Series Inc.

                        Smith Barney Health Sciences Fund

February 14, 2000

Citibank, N.A.

Dear Sirs:

Smith Barney Sector Series Inc. (the "Company"), a corporation organized under the laws of the State of Maryland on behalf of the Smith Barney Health Sciences Fund (the "Fund") and SSB Citi Fund Management LLC (the "Manager"), each confirms its agreement with Citibank, N.A. (the "Sub-Adviser"), as follows:

1. Investment Description; Appointment

The Company desires to employ its capital relating to the Fund by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Directors of the Company (the "Board"). Copies of the Prospectus, the Statement, the Company's Bylaws (the "Bylaws") and any policies or procedures adopted by the Board and in effect from time-to-time related to the Company and the Sub-Adviser (the "Procedures") have been or will be submitted to the Sub-Adviser. The Company agrees promptly to provide copies of all amendments and supplements to the current Prospectus, the Statement, the Bylaws and Procedures to the Sub-Adviser on an on-going basis. Until the Company delivers any such amendment or supplement to the Sub-Adviser, the Sub-Adviser shall be fully protected in relying on the Prospectus, Statement, Bylaws and Procedures as previously furnished to the Sub-Adviser. The Company employs the Manager as the manager to the Portfolio pursuant to the Management Agreement dated February 14, 2000 (the "Management Agreement"), and the Company and the Manager desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Fund. The Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. Services as Sub-Adviser

Subject to the supervision, direction and approval of the Board of the Company and the Manager, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in the view of the Sub-Adviser, sale and reinvestment of the Fund's assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Manager, to: (a) manage the Fund's assets in accordance with the Fund's investment objective(s) and policies as stated in the Prospectus and the Statement; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the Fund.

In addition, (i) the Sub-Adviser shall furnish the Manager daily information concerning portfolio transactions and quarterly and annual reports concerning transactions and performance of the Fund in such form as may be mutually agreed upon, and the Sub-Adviser agrees to review the Fund and discuss the management of it with the Manager and the Board of Directors of the Company.

(ii) Unless the Manager gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested.

(iii) The Sub-Adviser shall maintain and preserve such records related to the Fund's transactions as shall be required under the Investment Company Act of 1940, as amended (the "1940 Act"). The Manager shall maintain and preserve all books and other records not related to the Fund's transactions as required under the 1940 Act and shall timely furnish to Sub-Adviser all information and copies of books and records reasonably requested by Sub-Adviser to comply with any request made in connection with a regulatory inspection. The Sub-Adviser shall timely furnish to the Manager all information relating to the Sub-Adviser's services hereunder reasonably requested by the Manager to keep and preserve the books and records of the Fund. The Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Company and the Sub-Adviser will surrender promptly to the Company copies of any of such records.

(iv) The Sub-Adviser shall maintain compliance procedures for the Fund that it reasonably believes are adequate to ensure the Fund's compliance with (A) the 1940 Act and the rules and regulations promulgated thereunder and (B) the Fund's investment objective(s) and policies as stated in the Prospectus and Statement.

(v) The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Company. The Sub-Adviser has written policies and procedures reasonably designed to prevent the misuse of material, nonpublic information by the Sub-Adviser or any person associated with the Sub-Adviser.

3. Brokerage

In selecting brokers or dealers (including, if permitted by applicable law, Salomon Smith Barney Inc. or any other broker or dealer affiliated with the Manager or the Sub-Adviser) to execute transactions on behalf of the Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. In making purchases or sales of securities or other property for the account of the Fund, the Sub-Adviser may deal with itself or its affiliates, or with the Fund's underwriter or distributor, to the extent such actions are permitted by the 1940 Act.

4. Information Provided to the Company and the Manager

The Sub-Adviser shall keep the Company and the Manager informed of developments materially affecting the Fund's holdings, and shall, on its own initiative, furnish the Company and the Manager from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

5. Compensation

(i) In consideration of the services rendered pursuant to this Agreement, the Manager will pay the Sub-Adviser an annual fee calculated at the rate of 0.50% of the Fund's average daily net assets; the fee is calculated daily and paid monthly. The Sub-Adviser shall have no right to obtain compensation directly from the Company for services provided hereunder and agrees to look solely to the Manager for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

(ii) The Sub-Adviser agrees that, to the extent that the fee that is payable to the Manager by the Fund is reduced by action of the Board, the fee payable to the Sub-Adviser shall be reduced pro rata. Additionally, to the extent that any part of the fee that is payable to the Manager is waived by the Manager, the Sub-Adviser agrees to waive its fees proportionately. The Manager agrees to consult with the Sub-Adviser prior to making a decision as to whether to waive its fees.

6. Expenses

The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Fund or the Company) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; fees for any pricing services; the costs of regulatory compliance; and pro rata costs associated with maintaining the Company's legal existence and shareholder relations. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Manager under the Management Agreement are borne by the Fund or the Company.

7. Standard of Care

The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services listed in paragraphs 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates as well as in connection with the performance of its obligations under this Agreement, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager, the Company or to the shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

8. Term and Amendments of Agreement

This Agreement shall become effective February 14, 2000 (the "Effective Date") and shall continue for an initial two-year term. This Agreement shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of the Company or by vote of holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Fund, or upon 60 days' written notice by the Sub-Adviser except as otherwise agreed by the Manager and the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder). This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (except for any amendment as may be effected in the absence of such approval without violating the 1940 Act).

9. Services to Other Companies or Accounts

The Company understands that the Sub-Adviser now acts, and may act in the future, unless otherwise agreed to by the parties, as investment manager, adviser, or sub-adviser to other investment companies and/or managed accounts, including offshore entities. Sub-Adviser agrees that whenever the Portfolio and one or more other accounts managed or advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a process designed by the Sub-Adviser to provide equitable treatment to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Company understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service.

10. Representations

The Company and Fund represent that (i) a copy of the Company's Articles of Incorporation, dated July 16, 1986 together with all amendments thereto, is on file with the Secretary of the State of Maryland, (ii) the appointment of the Manager has been duly authorized, (iii) the appointment of the Sub-Adviser has been duly authorized, and (iv) they have acted, and will continue to act, in conformity with the 1940 Act and other applicable laws.

The Sub-Adviser represents that it is authorized to perform the services described herein.

Each of the parties hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action.

11. Materials

The Manager shall not publish or distribute or allow the Company or the Fund to publish or distribute any information, including but not limited to registration statements, advertising or promotional materials, specifically describing the Sub-Adviser, without prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld or delayed. If the Sub-Adviser has not notified the Manager of its disapproval of sample materials within three (3) business days after its receipt thereof, such materials shall be deemed approved. Materials substantially similar to materials approved on an earlier occasion shall also be deemed approved.

12. Governing Law

This Agreement shall be governed by the internal laws of the State of Maryland, without regard to the conflict of law principles thereof; provided, however, that to the extent that anything herein is inconsistent with the 1940 Act, the 1940 Act shall control.

13. Notice

Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Company at:

Smith Barney Sector Series Inc.
388 Greenwich Street
22nd Floor
New York, NY 10013
Attention: Heath B. McLendon

To the Manager at:

SSB Citi Fund Management LLC
388 Greenwich Street
22nd Floor
New York, NY 10013
Attention: Heath B. McLendon

To the Sub-Adviser at:

Citibank, N.A.
Attention: Lawrence P. Keblusek
100 First Stamford Place
Stamford, CT 06902

14. Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

Very truly yours:

SSB CITI FUND MANAGEMENT LLC.



_____________________________
By:


SMITH BARNEY SECTOR SERIES INC.
On behalf of the
Smith Barney Health Sciences Fund

_____________________________
By:

Accepted:

CITIBANK, N.A.

______________________________
By:

                              SUBADVISORY AGREEMENT

                         Smith Barney Sector Series Inc.

                          Smith Barney Technology Fund

February 14, 2000

Citibank, N.A.

Dear Sirs:

Smith Barney Sector Series Inc. (the "Company"), a corporation organized under the laws of the State of Maryland on behalf of the Smith Barney Technology Fund (the "Fund") and SSB Citi Fund Management LLC (the "Manager"), each confirms its agreement with Citibank, N.A. (the "Sub-Adviser"), as follows:

1. Investment Description; Appointment

The Company desires to employ its capital relating to the Fund by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Directors of the Company (the "Board"). Copies of the Prospectus, the Statement, the Company's Bylaws (the "Bylaws") and any policies or procedures adopted by the Board and in effect from time-to-time related to the Company and the Sub-Adviser (the "Procedures") have been or will be submitted to the Sub-Adviser. The Company agrees promptly to provide copies of all amendments and supplements to the current Prospectus, the Statement, the Bylaws and Procedures to the Sub-Adviser on an on-going basis. Until the Company delivers any such amendment or supplement to the Sub-Adviser, the Sub-Adviser shall be fully protected in relying on the Prospectus, Statement, Bylaws and Procedures as previously furnished to the Sub-Adviser. The Company employs the Manager as the manager to the Portfolio pursuant to the Management Agreement dated February 14, 2000 (the "Management Agreement"), and the Company and the Manager desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Fund. The Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. Services as Sub-Adviser

Subject to the supervision, direction and approval of the Board of the Company and the Manager, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in the view of the Sub-Adviser, sale and reinvestment of the Fund's assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Manager, to: (a) manage the Fund's assets in accordance with the Fund's investment objective(s) and policies as stated in the Prospectus and the Statement; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the Fund.

In addition, (i) the Sub-Adviser shall furnish the Manager daily information concerning portfolio transactions and quarterly and annual reports concerning transactions and performance of the Fund in such form as may be mutually agreed upon, and the Sub-Adviser agrees to review the Fund and discuss the management of it with the Manager and the Board of Directors of the Company.

(ii) Unless the Manager gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested.

(iii) The Sub-Adviser shall maintain and preserve such records related to the Fund's transactions as shall be required under the Investment Company Act of 1940, as amended (the "1940 Act"). The Manager shall maintain and preserve all books and other records not related to the Fund's transactions as required under the 1940 Act and shall timely furnish to Sub-Adviser all information and copies of books and records reasonably requested by Sub-Adviser to comply with any request made in connection with a regulatory inspection. The Sub-Adviser shall timely furnish to the Manager all information relating to the Sub-Adviser's services hereunder reasonably requested by the Manager to keep and preserve the books and records of the Fund. The Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Company and the Sub-Adviser will surrender promptly to the Company copies of any of such records.

(iv) The Sub-Adviser shall maintain compliance procedures for the Fund that it reasonably believes are adequate to ensure the Fund's compliance with (A) the 1940 Act and the rules and regulations promulgated thereunder and (B) the Fund's investment objective(s) and policies as stated in the Prospectus and Statement.

(v) The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Company. The Sub-Adviser has written policies and procedures reasonably designed to prevent the misuse of material, nonpublic information by the Sub-Adviser or any person associated with the Sub-Adviser.

3. Brokerage

In selecting brokers or dealers (including, if permitted by applicable law, Salomon Smith Barney Inc. or any other broker or dealer affiliated with the Manager or the Sub-Adviser) to execute transactions on behalf of the Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. In making purchases or sales of securities or other property for the account of the Fund, the Sub-Adviser may deal with itself or its affiliates, or with the Fund's underwriter or distributor, to the extent such actions are permitted by the 1940 Act.

4. Information Provided to the Company and the Manager

The Sub-Adviser shall keep the Company and the Manager informed of developments materially affecting the Fund's holdings, and shall, on its own initiative, furnish the Company and the Manager from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

5. Compensation

(i) In consideration of the services rendered pursuant to this Agreement, the Manager will pay the Sub-Adviser an annual fee calculated at the rate of 0.65% of the Fund's average daily net assets; the fee is calculated daily and paid monthly. The Sub-Adviser shall have no right to obtain compensation directly from the Company for services provided hereunder and agrees to look solely to the Manager for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

(ii) The Sub-Adviser agrees that, to the extent that the fee that is payable to the Manager by the Fund is reduced by action of the Board, the fee payable to the Sub-Adviser shall be reduced pro rata. Additionally, to the extent that any part of the fee that is payable to the Manager is waived by the Manager, the Sub-Adviser agrees to waive its fees proportionately. The Manager agrees to consult with the Sub-Adviser prior to making a decision as to whether to waive its fees.

6. Expenses

The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Fund or the Company) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; fees for any pricing services; the costs of regulatory compliance; and pro rata costs associated with maintaining the Company's legal existence and shareholder relations. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Manager under the Management Agreement are borne by the Fund or the Company.

7. Standard of Care

The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services listed in paragraphs 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates as well as in connection with the performance of its obligations under this Agreement, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager, the Company or to the shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

8. Term and Amendments of Agreement

This Agreement shall become effective February 14, 2000 (the "Effective Date") and shall continue for an initial two-year term. This Agreement shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of the Company or by vote of holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Fund, or upon 60 days' written notice by the Sub-Adviser except as otherwise agreed by the Manager and the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder). This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (except for any amendment as may be effected in the absence of such approval without violating the 1940 Act).

9. Services to Other Companies or Accounts

The Company understands that the Sub-Adviser now acts, and may act in the future, unless otherwise agreed to by the parties, as investment manager, adviser, or sub-adviser to other investment companies and/or managed accounts, including offshore entities. Sub-Adviser agrees that whenever the Portfolio and one or more other accounts managed or advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a process designed by the Sub-Adviser to provide equitable treatment to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Company understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service.

10. Representations

The Company and Fund represent that (i) a copy of the Company's Articles of Incorporation, dated July 16, 1986 together with all amendments thereto, is on file with the Secretary of the State of Maryland, (ii) the appointment of the Manager has been duly authorized, (iii) the appointment of the Sub-Adviser has been duly authorized, and (iv) they have acted, and will continue to act, in conformity with the 1940 Act and other applicable laws.

The Sub-Adviser represents that it is authorized to perform the services described herein.

Each of the parties hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action.

11. Materials

The Manager shall not publish or distribute or allow the Company or the Fund to publish or distribute any information, including but not limited to registration statements, advertising or promotional materials, specifically describing the Sub-Adviser, without prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld or delayed. If the Sub-Adviser has not notified the Manager of its disapproval of sample materials within three (3) business days after its receipt thereof, such materials shall be deemed approved. Materials substantially similar to materials approved on an earlier occasion shall also be deemed approved.

12. Governing Law

 This Agreement shall be governed by the internal laws of the State of Maryland, without regard to the conflict of law principles thereof; provided, however, that to the extent that anything herein is inconsistent with the 1940 Act, the 1940 Act shall control.

13. Notice

Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Company at:

Smith Barney Sector Series Inc.
388 Greenwich Street
22nd Floor
New York, NY 10013
Attention: Heath B. McLendon

To the Manager at:

SSB Citi Fund Management LLC
388 Greenwich Street
22nd Floor
New York, NY 10013
Attention: Heath B. McLendon

To the Sub-Adviser at:

Citibank, N.A.
Attention: Lawrence P. Keblusek
100 First Stamford Place
Stamford, CT 06902

14. Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

Very truly yours:

SSB CITI FUND MANAGEMENT LLC.



_____________________________
By:


SMITH BARNEY SECTOR SERIES INC.
On behalf of the
Smith Barney Technology Fund

_____________________________
By:


Accepted:

CITIBANK, N.A.

______________________________
By: